EXHIBIT 10
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
______________________________

MATERIAL CONTRACTS

The following documents of Navistar International Corporation’s indirect subsidiary, Navistar Financial Corporation, are incorporated herein by reference.

10.98
Amendment No. 3, dated as of June 12, 2018, by and among Navistar Financial Corporation and Navistar Financial, S.A. de C.V., Sociedad Financiera De Objeto Multiple, Entidad Regulada, a Mexican corporation, as borrowers, the lenders party thereto and JPMorgan Chase Bank, N.A. Filed as Exhibit 10.1 to the Current Report on Form 8-K dated June 14, 2018 and filed on June 14, 2018. Commission File No. 001-09618.

10.99
Joinder Agreement, dated July 30, 2018, among Navistar Financial Corporation, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. Filed as Exhibit 10.1 to the Current Report on Form 8-K dated July 31, 2018 and filed on July 31, 2018. Commission File No. 001-09618.

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